UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2025
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RYAN SPECIALTY HOLDINGS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40645	86-2526344
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Wacker Drive, Suite 4000
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 312 784-6001
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	RYAN	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
Appointment of Co-Presidents
On October 8, 2025, the Board of Directors of Ryan Specialty Holdings, Inc. (the “Company” or “Ryan Specialty”)
appointed Stephen P. Keogh as Co-President and Chief Operating Officer and Brendan M. Mulshine as Co-President and
Chief Revenue Officer of the Company to succeed Jeremiah Bickham as President, effective October 9, 2025.
Stephen P. Keogh, age 59, has served as the Company’s Chief Operating Officer since May 2025. Previously, Mr. Keogh was the Senior Advisor to the Office of President, Aon plc, a position he held from October 2021 until his retirement in
September 2022. Prior to that, commencing June 2019, Mr. Keogh was President of Aon plc’s Commercial Risk Solutions,
the global risk management business of Aon. Mr. Keogh holds in excess of thirty-two years of experience at Aon, where he held positions in operations, finance and accounting, technology, human resources and executive management. Mr. Keogh earned a Bachelor’s degree from the University of Illinois.
Brendan M. Mulshine, age 59, has served as the Company’s Executive Vice President and Chief Revenue Officer since
2020 and previously served as the Company’s Executive Vice President and Managing Director from 2012 through 2020.
From 1995 to 2012, Mr. Mulshine held various leadership positions at Aon Re, working with domestic and global insurance company clients on their reinsurance capital needs. Mr. Mulshine began his career practicing law in New York
City. He earned a Bachelor of Arts from Yale College, a Juris Doctor from the University of Notre Dame School of Law, and a Master of Business Administration from Northwestern University’s Kellogg School of Management.
Changes to Messrs. Keogh’s and Mulshine’s compensation, if any, have not been determined at this time.
There are no arrangements or understandings between any of Messrs. Keogh and Mulshine and any other person pursuant to which each such person was appointed as a Co-President of the Company. There are no family relationships between
Mr. Keogh and any director or executive officer of the Company. Mr. Mulshine’s spouse is the niece of Patrick G. Ryan, the Company’s Founder and Executive Chairman, and a cousin of Patrick G. Ryan Jr., a member of the Board of Directors.
Neither Mr. Keogh nor Mr. Mulshine have direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Departure of President
On October 2, 2025, the Company and Mr. Jeremiah Bickham agreed that, effective October 8, 2025, Mr. Bickham would be transitioning from his role as President to serve as a non-employee strategic advisor to the Company through January 1,
2026.
Item 7.01 Regulation FD Disclosure.
On October 8, 2025, the Company issued a press release announcing the matters set forth under Item 5.02 of this Current
Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.
As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01 and in Exhibit 99.1 to this
Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of
1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.
The following exhibits are furnished herewith:

Exhibit No.	Description of Exhibit
99.1	Press Release dated October 8, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYAN SPECIALTY HOLDINGS, INC. (Registrant)

Date:	October 8, 2025	By:	/s/ Mark S. Katz
Mark S. Katz Executive Vice President, General Counsel and Corporate Secretary